STOCK-BASED COMPENSATION	12 Months Ended
Dec. 31, 2021
Share-based Payment Arrangement [Abstract]
STOCK-BASED COMPENSATION	STOCK-BASED COMPENSATION
For the years ended December 31, 2021, 2020 and 2019, the components of stock-based compensation expense were as follows:

	Year ended December 31,
	2021	2020	2019
Stock options	$16,170	$1,560	$3,667
Restricted stock units	14,615	—	—
Capitalized costs (1)	(901)	(35)	(133)
Total stock-based compensation	$29,884	$1,525	$3,534
__________________
(1)Included in internally developed software on the consolidated balance sheets.
All stock-based compensation expense is included in cost of hardware and other related revenue, cost of software revenue, research and development, sales and marketing, and general and administrative on the consolidated statements of operations and comprehensive loss.
Stock Incentive Plans
In January 2016, Legacy Latch adopted the Latch, Inc. 2016 Stock Plan (the “2016 Plan” and, together with the Latchable, Inc. 2014 Stock Incentive Plan, the “Prior Plans”). Under the 2016 Plan, Legacy Latch’s board of directors was authorized (i) to grant either incentive stock options (“ISOs”) or non-qualified stock options (“NSOs”) to purchase shares of our common stock to our employees and (ii) to grant NSOs to purchase shares of our common stock to outside directors and consultants. 22,797,955 shares (adjusted for the Exchange Ratio) had been authorized for issuance under the 2016 Plan when the 2021 Plan (defined below) became effective. Stock options under the 2016 Plan were granted with an exercise price equal to the stock’s fair market value at the grant date. Stock options outstanding under the 2016 Plan generally have ten-year terms and vest over a four-year period starting from the date specified in each award agreement. From and after the effectiveness of the 2021 Plan, no additional awards will be granted under the 2016 Plan. Upon the effectiveness of the Business Combination, all outstanding stock options under the Prior Plans, whether vested or unvested, converted into options to purchase a number of shares of common stock of the Post-Combination Company based on the Exchange Ratio. Awards previously granted under a Prior Plan will continue to be subject to the provisions of such Prior Plan.
The Latch, Inc. 2021 Incentive Award Plan (the “2021 Plan”) was approved by the TSIA stockholders at the Special Meeting on June 3, 2021 and became effective upon the Closing. The 2021 Plan provides for the grant of stock options, including ISOs and NSOs, stock appreciation rights, restricted stock, restricted stock units and other stock-based and cash-based awards. The 2021 Plan has a term of ten years. The aggregate number of shares of the Company’s common stock available for issuance under the 2021 Plan is equal to (i) 22,500,611 shares plus (ii) an annual increase for ten years on the first day of each calendar year beginning on January 1, 2022, equal to the lesser of (A) 5% of the aggregate number of shares of the Company’s common stock outstanding on the last day of the immediately preceding calendar year and (B) such smaller amount of shares as determined by the Company’s board of directors. Effective January 1, 2022, the number of shares reserved for future issuance under the 2021 Plan increased by 7,116,519 shares. As of December 31, 2021, 7.1 million shares had been granted under the 2021 Plan.
Stock Options
A summary of the status of the employee and non-employee stock options as of December 31, 2021, and changes during 2021, is presented below (the number of options represents ordinary shares exercisable in respect thereof):

	Options Outstanding(1)	Weighted Average Exercise Price(1)	Aggregate Intrinsic Value
Balance at December 31, 2020	21,651,225	$0.63
Options forfeited	(920,583)	$1.80
Options expired	(262,948)	$0.93
Options exercised	(6,246,083)	$0.59
Options granted	788,045	$3.92
Balance at December 31, 2021	15,009,656	$0.75	$102,369
Exercisable at December 31, 2021	10,662,625	$0.62	$74,136
__________________
(1)Options outstanding and weighted average exercise price have been retroactively adjusted to give effect to the Exchange Ratio.
The weighted average grant date fair value of options granted during the years ended December 31, 2021 and 2020 was $1.60 and $0.42, respectively.
The tax related benefit realized from the exercise of stock options and disqualifying dispositions totaled $0.7 million for the year ended December 31, 2021. There were no realized tax benefits for the years ended December 31, 2020 and 2019.
The Company records stock-based compensation expense on a straight-line basis over the vesting period. As of December 31, 2021, total compensation expense not yet recognized related to unvested stock options was $2.1 million, which is expected to be recognized over a weighted-average period of 1.7 years. Additionally, the Company records forfeitures as they occur.
The Company estimates the fair value of stock options on the date of grant using the Black-Scholes option-pricing model. The Black-Scholes option-pricing model requires estimates of highly subjective assumptions, which affect the fair value of each stock option.
The assumptions used to estimate the fair value of stock options granted during the years ended December 31, 2021, 2020 and 2019 are as follows:

	Year ended December 31,
	2021	2020	2019
Expected term	6 years	6 years	6 years
Volatility	49.01% - 49.29%	48.89% - 49.49%	47.60% - 48.84%
Risk-free interest rate	0.50% - 0.63%	0.26% - 0.67%	1.45% - 2.62%
Dividend yield	0%	0%	0%
Since the Company’s common stock became publicly traded on June 7, 2021, the expected volatility is based on the historical and implied volatility of similar companies whose stock or option prices are publicly available, after considering the industry, stage of life cycle, size, market capitalization and financial leverage of the other companies. The risk-free interest rate assumption is based on observed U.S. Treasury yield curve interest rates in effect at the time of grant appropriate for the expected term of the stock options granted. As permitted under authoritative guidance, due to the limited amount of option exercises, the Company used the simplified method to compute the expected term for options granted in the years ended December 31, 2021, 2020 and 2019.
Restricted Stock Units
During 2021, the Company granted RSUs to employees, independent directors and consultants under the 2021 Plan. The equity-based RSUs are issued upon vesting and the liability-based RSUs are settled in cash upon vesting. The RSUs vest over a period of one to four years. Upon vesting, employees may elect to have shares issued on the vesting dates net of the applicable statutory tax withholding to be paid by the Company on behalf of the participant. As a result, fewer shares are issued than the number of RSUs outstanding, and the tax withholding is recorded as a reduction to additional paid-in capital.
Equity-based
A summary of the equity-based RSUs as of December 31, 2021 is presented below.

	Number of RSUs	Weighted Average Grant Date Fair Value (per unit)
Balance at December 31, 2020	—	$—
Granted	7,105,478	$12.23
Vested	(383,211)	$13.03
Forfeited	(244,754)	$13.11
Balance at December 31, 2021	6,477,513	$12.14
Stock-based compensation expense is recognized on a straight-line basis through the vesting date of the RSUs. The unrecognized stock-based compensation expense related to the unvested RSUs was $69.1 million as of December 31, 2021 and will be expensed over a weighted-average period of 2.5 years.
Liability-based
A summary of the liability-based RSUs as of December 31, 2021 is presented below.

Number of RSUs
Balance at December 31, 2020	—
Granted	23,896
Vested	(2,540)
Forfeited	—
Balance at December 31, 2021	21,356
Liability-based RSU expense is recognized on a straight-line basis through the vesting date of the RSUs. For the year ended December 31, 2021, the Company recognized $0.04 million bonus expense within cost of hardware and other related revenue in the Consolidated Statements of Operations and Comprehensive Loss. The unrecognized expense related to the unvested liability-based RSUs was $0.1 million as of December 31, 2021 and will be expensed over a weighted-average period of 2.5 years. The Company settled 2,540 liability-based RSUs for $0.02 million in cash for the year ended December 31, 2021.
The tax expense realized in connection with the vesting of RSUs was $0.2 million for the year ended December 31, 2021. There was no realized tax expense or benefit for the years ended December 31, 2020 and 2019.
Secondary Purchase
On January 19, 2021, one of Legacy Latch’s existing equity holders acquired an additional 2.8 million shares (as adjusted based on the Exchange Ratio) of Legacy Latch’s common stock from certain employees and nonemployee service providers at a price per share of $9.92 (as adjusted based on the Exchange Ratio). This price was determined based on the pre-money equity valuation ascribed to the Post-Combination Company by TSIA and the estimated conversion ratio at the time of the sales. The foregoing sales were consummated directly among the equity holders to satisfy the acquiring equity holder’s demand for additional shares of Legacy Latch’s common stock without increasing the size of the PIPE Investment and causing incremental dilution to investors in the Post-Combination Company. Legacy Latch determined that the price per share paid by the equity holder was in excess of fair value. The Company recorded $13.8 million in stock-based compensation expense related to the transaction allocated to research and development, sales and marketing, and general and administrative in the Consolidated Statements of Operations and Comprehensive Loss.
Cash Election
Prior to the Business Combination, Legacy Latch’s holders of vested stock options were given an election to cancel up to 25% of the vested stock options in exchange for $10.00 per share less the exercise price applicable to each share. An aggregate amount of approximately 0.3 million options were cancelled (adjusted for the Exchange Ratio). Payment for the cash election in the amount of $2.6 million was funded as part of the PIPE Investment and 0.3 million newly issued shares of common stock were granted (see Note 1, Description of Business).